                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                          Global Resource Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:


________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:


________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:


________________________________________________________________________________
5)   Total fee paid:

     [_]  Fee paid previously with preliminary materials:


________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                          GLOBAL RESOURCE CORPORATION
--------------------------------------------------------------------------------


April 23, 2008


Dear Fellow Global Resource Shareholder:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the Annual Meeting of Shareholders of Global Resource Corporation at 10:00 A.M. on Wednesday, May 21, 2008. This year we will hold the meeting at the offices of the Company, 408 Bloomfield Drive, West Berlin, New Jersey 08091.

In addition to the formal items of business to be brought before the meeting, members of Management will report on the Company's operations and respond to shareholder questions. There will also be demonstrations of the Company's variable microwave technology.

While this year's agenda is limited, your vote is very important. We encourage you to read this proxy statement and vote your shares as soon as possible. A return envelope for your proxy card is enclosed for your convenience.

Thank you for your continued support of Global Resource Corporation. We look forward to seeing you on May 21st.

Sincerely,


/s/ Frank G. Pringle

Frank G. Pringle
President/CEO

                           GLOBAL RESOURCE CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of Global Resource Corporation:

       NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Shareholders of Global Resource Corporation will be held at the offices of the Company, 408 Bloomfield Drive, West Berlin, New Jersey 08091 on Wednesday, May 21, 2008 at 10:00 a.m. E.D.T. for the following purposes:

       1.     To set the number of directors and to elect directors;

       2.     To approve an Employees Incentive Stock Option Plan;

       3. To ratify the appointment of Bagell, Josephs, Levine & Company, LLC as the independent auditors of the Company for the fiscal year ended December 31, 2008; and

       4. To transact such other business as may properly come before the meeting, although management was not aware on April 11, 2008 of any other business to be considered.

       Reference is made to the accompanying Proxy Statement for more complete information concerning the foregoing matters. Only shareholders of record at the close of business on April 9, 2008 are entitled to notice of and to vote at the meeting or any adjournment thereof.

       Shareholders are cordially invited to attend the meeting. Whether or not you intend to be present, please read the enclosed Proxy Statement and then mark, sign and date the enclosed form of Proxy and return it in the envelope provided. It is important that your shares be represented at the meeting. Please vote promptly.

                                        By Order of the Board of Directors


                                        /s/ Jeffrey J. Andrews

                                        Jeffrey J. Andrews, Secretary
                                        April 23, 2008

                           __________________________

                                 PROXY STATEMENT
                           ___________________________

         This Proxy Statement is being furnished by the Management of Global Resource Corporation, a Nevada Corporation ("Company"), 408 Bloomfield Drive, West Berlin, New Jersey 08091 in connection with the solicitation by the Management of proxies in the accompanying form for use at the 2008 Annual Meeting of the Shareholders of the Company to be held at the offices of the Company, 408 Bloomfield Drive, West Berlin, New Jersey 08091 on Wednesday, May 21, 2008 at 10:00 a.m. E.D.T., and at any adjournments thereof. As of the record date, there were 41,717,366 shares of Common Stock and 35,236,188 shares of the 2006 Series of Convertible Preferred Stock issued and outstanding.

         This Proxy Statement and form of Proxy are first being sent to shareholders on approximately April 23, 2008. Form 10-KSB for the fiscal year ended December 31, 2007 is being mailed with this Proxy Statement. Such Form 10-KSB is not to be deemed a part of the proxy soliciting material.

         Only shareholders of record at the close of business April 9, 2008 are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments of the meeting. Each share of Common Stock entitles the holder to one vote per share. Each share of the 2006 Series of Convertible Preferred Stock entitles the holder to 2 votes per share, voting with the Common Stock as a single class on matters other than the election of directors and, with respect to the election of directors, to elect a majority of the Board of Directors. The holders of a majority of the shares entitled to vote at the meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the meeting. The two matters to be submitted to the shareholders other than the election of directors require the affirmative vote of a majority of the votes cast at the meeting; the election of directors requires a plurality of the votes cast. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

         The accompanying proxy is solicited by the Management of the Company. The initial solicitation will be by mail. Arrangements will be made with banks, brokerage firms and others to forward proxy materials to beneficial owners of the Company's Common Stock. Certain officers, executives and regular employees of the Company (without additional compensation) may solicit proxies by telephone, telegraph, mail or personal interviews. The Company has also retained the firm of Regan & Associates to aid in the solicitation of brokers, banks, institutional and other shareholders for a fee of approximately $12,500, plus reasonable out-of-pocket expenses. The total cost of such solicitation will be borne by the Company and will include reimbursement to banks, brokerage firms and others for their expenses in forwarding solicitation materials regarding the meeting to shareholders.

         Proxies will be voted in accordance with the instructions contained therein. If instructions are not given, proxies will be voted IN FAVOR of the proposal to approve the Employees Stock Option Plan and the proposal to approve the appointment of the auditors and IN THE DISCRETION of the proxy holders on any other matter that may properly come before the meeting. Any shareholder giving a proxy has the right to revoke such proxy at any time prior to its exercise, by executing a later dated Proxy, by voting by ballot at the meeting, or by giving written notice to the Secretary of the Company. On the accompanying Proxy, a shareholder may substitute the name of another person in place of those persons presently named as proxies. In order to vote, however, a substitute must present adequate identification to the Secretary before the voting occurs.

                                VOTING SECURITIES
                                -----------------

         VOTING RIGHTS
         On April 9, 2008 (the Record Date) the Company had outstanding two classes of voting securities outstanding, namely 41,717,366 shares of Common Stock, $.001 par value, whose holders are entitled to one vote for each share registered in their name at the close of business on the Record Date, and 35,236,188 shares of 2006 Series of Convertible Preferred Stock, $.001 par value, whose holders are entitled to two votes for each share registered in their name at the close of business on the Record Date when voting with the Common Stock as a single class, and to elect a majority of the Board of directors when voting for the election of directors. (All of the shares of the 2006 Series of Convertible Preferred Stock are held by Frank G. Pringle, the Company's Chairman of the Board of Directors and President/CEO.)

         The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock and the 2006 Series of Convertible Preferred Stock, taken as a single class. Other than the election of directors, which requires a plurality of the votes cast, each matter being submitted to the shareholders and covered by this Proxy Statement requires the affirmative vote of a majority of the votes cast at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, only those cast "For" or "Against" are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting.

         PRINCIPAL SHAREHOLDERS
         The following table indicates the number of shares of Common Stock owned beneficially as of April 9, 2008 (the Record Date) by (i) each person known to the Company to own more than 5% of the Company's outstanding Common Stock and (ii) each Officer and Director of the Company, and (3) all officers and Directors of the Company as a group. At the close of business on April 9, 2008, there were 41,717,366 shares issued and outstanding of record, not including the 17,618,094 shares of Common Stock issuable upon conversion of the 2006 Series of Convertible Preferred Stock.

                                                                  Shares of                Percentage
Name and Address of Beneficial Owners                           Common Stock            as of 4/9/08(1)
--------------------------------------------------------    ----------------------    ----------------------

Frank G. Pringle                                               17,987,094(2)                  30.3(2)
109 Bortons Road
Marlton, New Jersey 08053

Jeffrey J. Andrews                                                100,000(3)                 0.002(3)
8 Cushman Road
Rosemount, Pennsylvania 19010

Jeffrey T. Kimberly                                                   -0-                       -0-
462 Oakshade Road
Shamong, New Jersey 08088

Frederick A. Clark                                                    -0-                       -0-
321 N. Front Street
Harrisburg, Pennsylvania 17101

Kim Thorne O'Brien                                                 25,000(4)                    -0-
19 Sawmill Road
Medford, New Jersey 08055

Jonathan L. Simon                                                  15,000                    0.001
1722 Garfield Avenue
Wyomissing, PA 19610

Lois Augustine Pringle                                          1,520,171(5)                  .026
109 Bortons Road
Marlton, New Jersey 08053

Olde Monmouth Stock Transfer Co., Inc., Trustee
Carbon Recovery Corporation
Liquidating Trust                                              11,188,996(6)                   -0-(6)
200 Memorial Parkway
Atlantic Highlands, New Jersey 07716

Olde Monmouth Stock Transfer Co., Inc., Trustee
Mobilestream Oil, Inc.
Liquidating Trust                                              11,145,225                      -0-(7)
200 Memorial Parkway
Atlantic Highlands, New Jersey 07716

Paul Sweeney                                                    2,018,057                      3.4
30 Port Road
Letterkenny, County Donegal, Ireland

All Directors and Officers as a Group (5 persons)              18,127,094(2),(3)             30.55
___________________

(1) Based on a total of 59,335,460 shares calculated by adding the 17,618,094 shares of Common Stock issuable upon conversion of the 2006 Series of Convertible Preferred Stock to the 41,717,366 shares issued and outstanding as of April 9, 2008, without including shares issuable upon exercise of warrants or stock options.
(2) Includes 17,618,094 shares of Common Stock obtainable upon conversion of 35,236,188 shares of the Company's 2006 Series of Convertible Preferred Stock owned by Mr. Pringle, 119,000 shares distributable to Mr. Pringle from the Carbon Recovery Corporation Liquidating Trust as a shareholder of Carbon Recovery Corporation, and 250,000 shares of Common Stock owned by Mr. Pringle. The voting percentage is calculated as if Mr. Pringle converted all of his 2006 Series of Preferred Stock to common stock. However, the shares of the 2006 Series of Convertible Preferred Stock have 2 votes per share and vote together with the Common Stock on all issues presented to shareholders for a vote. Therefore, prior to conversion of the 2006 Series, Mr. Pringle's voting percentage is 62.8% (70,472,376 divided by 112,189,742). Does not include 1,520,171 shares of common stock of Carbon Recovery Corporation held by Lois Augustine-Pringle, Mr. Pringle's wife, in which he disclaims a beneficial interest.
(3) Does not include common stock purchase options to purchase 200,000 shares of the Company's Common Stock, 20% of which have not yet vested and are therefore not exercisable.
(4) Kim Thorne O'Brien does not own shares of the Company as such; she owns 25,000 shares of Carbon Recovery Corporation which are convertible into the same number of shares of the Company's Common Stock upon effectiveness of a Registration Statement on Form S-1 the Company has filed with the Securities and Exchange Commission for all holders of shares of Carbon Recovery Corporation common stock. In addition, Ms. O'Brien owns 25,000 warrants to purchase 25,000 of Carbon Recovery common stock which will be converted to purchase 25,000 shares of the Company's Common Stock upon the effectiveness of the S-1 Registration Statement.
(5) Lois Augustine-Pringle does not own shares of the Company as such; she owns 1,520,171 shares of Carbon Recovery Corporation which are convertible into the same number of shares of the Company's Common Stock upon effectiveness of a Registration Statement on Form S-1 the Company has filed with the Securities and Exchange Commission for all holders of shares of Carbon Recovery Corporation common stock. Does not include 369,000 shares of Common Stock and 35,236,188 shares of 2006 Series of Convertible Preferred Stock held by Frank G. Pringle, Ms. Pringle's husband.
(6) 48,688,996 shares of Common Stock the Company issued for the acquisition of the assets of Carbon Recovery Corporation was subsequently reduced to 11,188,996 shares by the cancellation of 37,500,000 shares of the Company's Common Stock indirectly owned by the Company in the Carbon Recovery Liquidating Trust after the acquisition of the assets of Mobilestream Oil, Inc. which had owned the 37,500,000 shares of Carbon Recovery Corporation.
(7) Old Monmouth Stock Transfer Co., Inc. is the Trustee of both Liquidating Trusts; it has no beneficial interest in the shares held in the trusts. With the exceptions of Frank G. Pringle and Lois Augustine Pringle, no person or entity has a 5% or greater interest in the Company as the result of his/her/its beneficial interest in either Liquidating Trust. The Trustee has full voting power over the shares in the Liquidating Trust.

The following table indicates the number of shares of 2006 Series of Convertible Preferred Stock owned beneficially as of April 9, 2008 (the Record Date):

                                                                  Shares of                Percentage
Name and Address of Beneficial Owners                          Preferred Stock            as of 4/9/08
--------------------------------------------------------    ----------------------    ----------------------
Frank G. Pringle                                                 35,236,188                    100
109 Bortons Road
Marlton, New Jersey 08053

COMMITTEES
At present, the Company's Board does not have any committees, although an audit committee is in the process of formation.

ATTENDANCE AND COMPENSATION
During 2007 all Board actions were taken by written unanimous consent. To date, during 2008, there has been one meeting of the Board of Directors, on February 7, 2008, at which all directors with the exception of Mr. Clark were present, Mr. Simon being present by conference telephone. It is anticipated there will be four quarterly meetings per year.

Each of the independent directors (Mr. Simon, Mr. Clark and Ms. O'Brien) receives $200 per meeting attended together with options for the purchase of 3,000 shares of the Company's Common Stock at an exercise price based upon the market price on the day of the meeting. Expenses of attending the meeting are reimbursed. Messrs. Pringle and Andrews are compensated as executive officers of the Company. (See "Management-Executive Compensation of Present Officers").

                                   MANAGEMENT

PRESENT OFFICERS AND DIRECTORS OF THE COMPANY
The position(s) held by each of our executive officers and Directors as of April 9, 2008 are shown in the following table. Biographical information for each is set forth following the table. Messrs. Pringle and Andrews were elected on September 22, 2006. Frederick A. Clark was elected on December 14, 2006. Ms. Kim Thorne O'Brien and Mr. Jonathan L. Simon were each elected on September 21, 2007. Each Director serves for a one-year term and until a successor is elected and has qualified.

         Name                                   Age             Position
         -----------------------------     ---------------      ----------------------------------------------------------
         Frank G. Pringle                        64             Chairman of the Board of Directors, President/CEO
         Jeffrey T. Kimberly                     46             Chief Operating Officer
         Jeffrey J. Andrews                      56             Director, Secretary/Treasurer, CFO
         Frederick A. Clark                      44             Director
         Kim Thorne O'Brien                      49             Director
         Jonathan L. Simon                       56             Director

         Frank G. Pringle has served as our Chairman of the Board and President/CEO since the closing of the Carbon Recovery Corporation acquisition in September 2006. For the four years prior thereto Mr. Pringle was the Chairman and President/CEO of our predecessor corporations, Carbon Recovery Corporation and Mobilestream Oil, Inc., both of which were engaged in the same business as the Company. Mr. Pringle is the inventor of the process and related apparatus covered by the patent pending covering portions of the described technology. Mr. Pringle attended Kent State from 1962 to 1963, Hiram College from 1963 to 1964, Lake Erie College from 1963 to 1964 and Towson State College from 1965 to 1966, majoring in Chemistry and Mathematics. Since 1964: he has (i) designed and installed "turn key" engineering operations for food, soft drink, brewery, glass and plastic manufacturing plants, (ii) been a consultant to clients for previously designed and installed manufacturing plants, (iii) designed, built and managed the operations of a plant for recycling glass, and (iv) since approximately 1999, worked on the development of the licensed technology.

         Jeffrey J. Andrews has served as our Chief Financial Officer, Treasurer and Secretary since the closing of the Carbon Recovery Corporation acquisition in September 2006. From November 1, 2004 until the Acquisition Closing Mr. Andrews was employed by Carbon Recovery Corporation in similar positions. Mr. Andrews graduated from Villanova University in May, 1974 with a B.S. in Accounting. He has been a C.P.A. in Pennsylvania since 1978. He commenced his accounting career as an Audit Manager for a regional firm, and over his career has served as the Controller, Treasurer and/or CFO of various companies, and has had experience in corporate restructurings and reorganizations as well as IPO's and SEC periodic reporting. From April, 1999 to June, 2002 Jeff served as CFO of Collectible Concepts Group, Inc., a public company. From June 2002 to October 2004 Jeff was the Controller of Encapsulation Systems Inc.

         Mr. Kimberly was appointed our Chief Operating Officer effective February 7, 2008. Mr. Kimberly has over 27 years experience in the machine tool industry. From September 2006 to January 2008, Mr. Kimberly served as President of Ingersoll Productions Systems, a custom engineer and manufacturer of high quality production machinery and a subsidiary of the Dalian Tool Machine Group Co., Ltd. Previously at Ingersoll Production Systems, Mr. Kimberly served as the Director of Planning and Process Control (January 2006 to September 2006) and as the Director of Project and Materials (2002 to July 2005). From July 2005 to January 2006, Mr. Kimberly served as the Senior Project Manager and Master Scheduler at ITT Pure-Flo MPC, a manufacturer of process systems (single-purpose systems - containing pumps, valves, pressure vessels and instrumentation) primarily for biopharmaceutical and pharmaceutical companies. From 1981 to 2002, Mr. Kimberly served in various capacities at Ingersoll Milling Machine Co., including Process Control Manager (1999 - 2002), Project Manager (1997 - 1999) and Sales & Simultaneous Engineering Project Manager (1990 - 1997). Mr. Kimberly's educational background includes training in mechanical design and machine shop and assembly floor manufacturing.

         Frederick A. Clark was elected a director of the Company in December 2006. He is President/CEO of Clark Resources, Inc., a governmental relations consulting firm located in Harrisburg, Pennsylvania. Mr. Clark graduated from Pennsylvania State University with a BA in Elementary Education in 1985. Mr. Clark has served as a member of the Board of Education of the Harrisburg School District, has served as the President of the African American Chamber of Commerce, is the former CEO of the Urban League of Metropolitan Harrisburg, and is currently Chairman of the National African American Cultural Center. For the past several years, Mr. Clark has been a part-time lecturer at the Pennsylvania Governor's School on Business and Industry and has been appointed by the past three Pennsylvania governors to serve on boards and commissions. Clark Resources, Inc. is representing the Company in Pennsylvania for matters with respect to the proposed tire disposal facility.

         Ms. O'Brien was appointed a director of the Company in September 2007. Since May, 2004 Ms. O'Brien has been President of Independence, Inc., a firm engaged in providing consulting services to start-up biotechnology companies. From December, 2001 to May, 2004 Kim was Vice President, Business Development & Marketing, of AdvancedTraces, Inc. a company engaged in the development of supersensitive detectors of biowarfare agents. Prior to that, Kim was Regional Business Director, Northeast Region, of MedImmune, Inc. from October 1995 to October 2001. She graduated from Ursinius college in 1980 with a B.S. in Health & Physical Education, graduated from Temple University with an M.S.Ed in Exercise Physiology in 1981 and completed all work except for the dissertation for a Ph.D. in Cardiovascular Physiology from Temple University. Thereafter, and until October 1995, Kim held various jobs in the health industry. There is no arrangement between Ms. O'Brien and any other party with respect to her service as a director nor is Ms. O'Brien a party to, or a participant in, any material plan, contract or arrangement.

         Mr. Jonathan L. Simon was appointed a director of the Company in September 2007. Mr. Simon has been engaged in the recycling industry since approximately the mid-1970's. From 1990 to March, 2006 he was President of Royal Green Corp., a company engaged primarily in recycling ferrous metals. From April, 2006 to the present, he has been President of Royal Green LLC, a successor company to the corporation, still engaged in recycling ferrous metals. In addition, since May, 2006 he has been a director of Green Energy Technologies. Jonathan graduated from the University of Pittsburgh in 1973 with a BS in Biology (with honors). There is no arrangement between Mr. Simon and any other party with respect to his service as a director nor is Mr. Simon a party to, or a participant in, any material plan, contract or arrangement.

There are no family relationships between any of the executive officers and directors.

         COMPENSATION OF DIRECTORS
         Each of the independent directors (Mr. Simon, Mr. Clark and Ms. O'Brien) receives $200 per meeting attended together with options for the purchase of 3,000 shares of the Company's Common Stock at an exercise price based upon the market price on the day of the meeting. Expenses of attending the meeting are reimbursed. Messrs. Pringle and Andrews are compensated as executive officers of the Company. (See "Management-Executive Compensation of Present Officers").

         EXECUTIVE COMPENSATION
         For the years 2006 and 2007 (since the current management took control) the Company paid its primary executive as follows:

                                                                                                                 OTHER
            NAME & PRINCIPAL POSITION                    YEAR            SALARY              BONUS            COMPENSATION
---------------------------------------------------    ----------    ---------------    ----------------    -----------------
Frank G. Pringle                                         2007         $354,166.50        $2,250,000(2)       $44,175.00(1)
   President, Chief Executive Officer,                   2006            -0-(1)               -0-              $37,002.50
   and Chairman of the Board of Directors

Jeffrey J. Andrews                                       2007         $162,437.50             -0-             $579,000(3)
   Secretary, Treasurer, Chief Financial Officer,        2006          $30,800(4)
   and Director
___________________

(1), (2) During 2006, Mr. Pringle received $26,000 as the President of
Carbon Recovery Corporation, a predecessor of the Company, and $259,416 as the President of Mobilestream Oil, Inc., another predecessor of the Company. In 2007 Mr. Pringle was compensated under an unsigned employment arrangement with the Company. The Company awarded Mr. Pringle shares of its common stock on the following dates and at the following prices: (i) 250,000 shares on April 20, 2007 at a price of $1.38 per share or a total value of $345,000; (ii) 250,000 shares on August 1, 2007 at a price of $4.50 per share or a total value of $1,125,000 and (iii) 300,000 shares on August 16, 2007 at a price of $2.60 per share or a total value of $780,000 for a total share compensation of $2,250,000. In 2006 the Company paid the rental value of three used automobiles for the use of Mr. Pringle and two members of his family who were then also employees of the Company. In 2007, however, the Company sold all 3 automobiles to Mr. Pringle. Under the employment arrangement, in 2007 the Company paid for a $6,000,000 life insurance policy on Mr. Pringle's life, $2,000,000 of which is payable to his wife and $4,000,000 to the Company. The annual premium paid was $44,175.00 in 2007 and $37,002 in 2006, and is included in All Other Compensation.
(3) Jeffrey J. Andrews, the Chief Financial Officer, Treasurer and Corporate Secretary, is employed pursuant to an at will agreement with the Company. In 2007 Mr. Andrews received a salary of $162,439. In 2007 the Board of Directors awarded Mr. Andrews a total of 200,000 shares of common stock pursuant to the 2007 Employees Compensation and Stock Option Plan having an aggregate value of $579,000.We pay $344 each month for a disability policy for Mr. Andrews, and we pay for a life insurance policy for which his family is the beneficiary. In 2007 the annual premium for the policy was $5,010 and in 2006 it was $2,748.
(4) Mr. Andrews received $69,200 as the Treasurer/CFO of Carbon Recovery Corporation in addition to the $30,800 paid by the Company.

EMPLOYMENT ARRANGEMENTS

Frank G. Pringle
----------------
         Mr. Frank G. Pringle did not have a written employment agreement with the Company in 2007. Under the terms of his employment arrangement, Frank G. Pringle, the President and CEO, received a salary of $354,166 in 2007. In 2007 the Board of Directors awarded Mr. Pringle a total of 800,000 shares of common stock pursuant to the 2007 Employees Compensation and Stock Option Plan having an aggregate value of $2,250,000. We also paid an annual premium of $7,273 and $3,597 in 2007 and 2006, respectively, for a disability policy for Mr. Pringle. We paid premiums of $44,175 and $37,002 in 2007 and 2006, respectively for a $2,000,000 life insurance policy for Mr. Pringle for which his family is the beneficiary. Although Mr. Pringle currently serves as Chairman of the Board, President and Chief Executive Officer, his duties as President and CEO are expected to terminate prior to January 1, 2009 with him continuing under a consulting agreement with the Company to perform research and development in connection with various pending patent applications the Company currently owns. In 2006 Mr. Pringle received compensation from both Carbon Recovery Corporation and from Mobilestream Oil, Inc., but not from the Company. His compensation has been assumed by the Company effective January 1, 2007.

Jeffrey J. Andrews
------------------
         Mr. Jeffrey J. Andrews, the Chief Financial Officer, Treasurer and Corporate Secretary, is employed pursuant to an at will agreement with the Company. In 2007 Mr. Andrews received a salary of $162,439. In 2007 the Board of Directors awarded Mr. Andrews a total of 200,000 shares of common stock pursuant to the 2007 Employees Compensation and Stock Option Plan having an aggregate value of $579,000. We pay $344 each month for a disability policy for Mr. Andrews, and we pay for a life insurance policy for which his family is the beneficiary. In 2007 the annual premium for the policy was $5,010 and in 2006 it was $2,748. In 2006 Mr. Andrews received $69,200 as the Treasurer/CFO of Carbon Recovery Corporation in addition to the $30,800 paid by the Company.


                                     ITEM I
                              ELECTION OF DIRECTORS

         At the Annual Meeting of Shareholders, the listed persons, all of whom are presently Directors of the Company, will be nominated to serve as Directors of the Company. The elected Directors will serve a one-year term, or until their successors have been chosen and qualify.

         Nominee
         -------
         Frank G. Pringle
         Jeffrey J. Andrews
         Frederick A. Clark
         Kim Thorne O'Brien
         Jonathan Simon

         Shares represented by executed proxies in the form enclosed will be voted, unless otherwise indicated, for the election of these five nominees, unless any of such nominees is unavailable, in which event such shares may be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

         Mr. Pringle is the sole owner of the 2006 Series of Convertible Preferred Stock and, accordingly has the power to elect a majority of the Board of Directors. At his option, however, Mr. Pringle may vote his shares (each share having two votes) with the holders of the Common Stock, voting as a single class, for the entire slate. There is no cumulative voting.

IDENTIFICATION AND PRINCIPAL OCCUPATION OF NOMINEES
Brief resumes for the persons nominated, as listed above, have been provided above, beginning on page 5, under "Management - Present Officers and Directors of the Company". Please refer to that section.

                                     ITEM II
                      PROPOSED EMPLOYEES STOCK OPTION PLAN

         The Board of Directors has proposed the adoption of an Employees Incentive Stock Option Plan, under which 2,500,000 shares of the Company's Common Stock would be reserved to be issued upon the exercise of stock options awarded to employees. The proposed 2008 Plan is attached to this Proxy Statement as an exhibit and the following summary of the 2008 Plan is qualified in its entirety by reference to the 2008 Plan.

PURPOSES OF SECURING SHAREHOLDER APPROVAL
The purposes of shareholder approval of the 2008 Plan are: (1) to permit the stock options granted under the 2008 Plan to qualify for incentive stock option treatment under Section 422 of the Internal Revenue Code 1986, as amended (the "Code"); and (2) to satisfy the performance-based compensation exception to the $1 million limit under Section 162(m) of the Code. As of the date of this Proxy Statement, there are no plans for any specific awards under the 2008 Plan. The approval of the 2008 Plan requires the affirmative vote of the holders of a majority of the shares of the Common Stock present or represented by proxy at the Annual Meeting.

PURPOSE OF THE 2008 PLAN
The purpose of the 2008 Plan is to attract and retain qualified officers, other key employees and non-employee directors, and to provide an incentive for such officers, key employers and directors of the Company to expand and improve the profits and prosperity of the Company.

ADMINISTRATION AND DURATION OF THE 2008 PLAN
The 2008 Plan is administered by the Board of Directors, unless the Board delegates its authority to a committee appointed by the Board, provided that all grants to persons who qualify as "named executive officers" under Regulation S-K of the Securities and Exchange Commission, may only be delegated to a committee that is comprised only of directors who qualify as "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and as "outside directors" within the meaning of the Internal Revenue Code Section 162(m) and the regulations promulgated under such section. The administrator of the 2008 Plan (either the Board or the Committee, as applicable) is authorized, subject to the provisions of the 2008 Plan, to establish such rules and regulations as it may deem appropriate for the proper administration of the 2008 Plan, and to make such determinations under, and such interpretations of, and to take such steps in connection with, the 2008 Plan and plan awards as it may deem necessary or advisable. The 2008 Plan will have a duration of 10 years from the date that the shareholders approve the 2008 Plan. Upon such termination, the outstanding awards granted under the 2008 Plan will remain in effect until their exercise, expiration, or termination. The Board may at any time terminate the 2008 Plan, or amend the 2008 Plan as it deems advisable. Shareholder approval will be required for any amendment for which shareholder approval is required under Section 422 of the Code or the rules of any stock exchange on which the Company's Common Stock may be listed.

SHARES SUBJECT TO AWARDS
Subject to adjustment as provided in the 2008 Plan, the number of shares of Common Stock that may be issued by outstanding awards granted under the 2008 Plan will not in the aggregate exceed 2,500,000, which may be original issue shares, treasury shares, or a combination thereof. To the extent that awards granted under the 2008 Plan expire or terminate without having been exercised in full, the Common Stock subject to those expired or terminated awards will become available for further award grants under the 2008 Plan. Provision is made under the 2008 Plan for appropriate adjustment in the number of shares of Common Stock covered by the 2008 Plan, and covered by each award granted thereunder and any related exercise or purchase price, in the event of any change in the Common Stock by reason of a stock dividend, merger, reorganization, stock split, recapitalization, combination, exchange of shares or otherwise.

ELIGIBILITY AND EXTENT OF PARTICIPATION
In addition to the non-employee directors of the Company, all employees of the Company and its subsidiaries who are designated by the administrator for participation in the plan are eligible to receive awards under the 2008 Plan. No incentive stock option will be granted to any employee who immediately after such option is granted, owns capital stock of the Company possessing more than 10% of the total combined voting power or value of all classes of capital stock of the Company unless the option price at the time such incentive stock option is granted is at least 110% of the fair market value of the shares subject to the incentive stock option and such incentive stock option is not exercisable by its terms after the expiration of five years from the date of its grant. The administrator may also, in the exercise of its discretion, grant awards under the 2008 Plan to consultants who are not employees, except that incentive stock options may not be granted to such non-employees. An incentive stock option will be granted under the 2008 Plan to an employee only if the aggregate fair market value (determined as of the date the option is granted) of the common stock for which options are exercisable for the first time by such employee during any calendar year does not exceed $100,000.

LIMITATIONS ON TRANSFERABILITY AND EFFECT OF DEATH OR TERMINATION OF EMPLOYMENT Except as otherwise provided by the administrator, awards granted under the 2008 Plan are generally not transferable other than by will or by the laws of descent and distribution. The administrator will determine, either in an award agreement or otherwise, the extent to which an award may be exercised subsequent to the death of the employee or the termination of the employee's employment. However, any incentive stock options granted under the 2008 Plan must terminate not later than three months after the participant's termination of employment for any reason other than disability or death, and it must terminate not later than twelve months after the participant's termination of employment as a result of disability. With respect to restricted stock, upon the termination of the participant's employment during the restriction period, all restricted shares with respect to which the restrictions have not yet expired will be forfeited to the Company; provided that in the event of a participant's retirement, permanent total disability, or death, or in cases of special circumstances, the administrator may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such participant's restricted stock.

FEDERAL INCOME TAX CONSIDERATIONS

Incentive Stock Options
-----------------------
Under current federal tax law, the holder of an option that qualifies as an incentive stock option under Section 422 of the Code generally does not recognize income for federal income tax purposes at the time of the grant or exercise of an incentive stock option (but the spread between the exercise price and the fair market value of the underlying shares on the date of exercise generally will constitute a tax preference item for purposes of the alternative minimum tax). The optionee generally will be entitled to long-term capital gain treatment upon the sale of shares acquired pursuant to the exercise of an incentive stock option if the shares have been held for more than two years from the date of grant of the option and for more than one year after exercise, and the Company will not be entitled to any deduction for federal income tax purposes. If the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), the gain realized on disposition will be compensation income to the optionee to the extent the fair market value of the underlying stock on the date of exercise (or, if less, the amount realized on disposition of the underlying stock) exceeds the applicable exercise price and a corresponding deduction will be allowed to the Company.

Nonqualified Stock Options
--------------------------
Under current federal tax law, an optionee does not recognize income for federal income tax purposes upon the grant of a nonqualified stock option but must recognize ordinary income upon exercise to the extent of the excess of the fair market value of the underlying shares on the date of exercise over the exercise price of the option. The Company generally will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the optionee. A subsequent disposition of the shares acquired pursuant to the exercise of a nonqualified option typically will give rise to capital gain or loss to the extent the amount realized for the sale differs from the fair market value of the shares on the date of exercise. This capital gain or loss will be long-term gain or loss if the shares sold had been held for more than one year after the date of exercise. Restricted Stock Awards. The value of the shares of Common Stock underlying a restricted stock award, less the amount paid for the shares, if any, is taxable as ordinary income to the participant. Generally, such amount will not be taxed until the restrictions lapse, unless the participant makes an election under Section 83(b) of the Code to have the amount taxed at the time of the award. The Company is generally allowed an income tax deduction at the same time and in the same amount recognized as income by the participant. Compliance with Section 162(m). The 2008 Plan should allow certain stock options and restricted stock awards to be treated as qualified performance-based compensation under Section 162(m) of the Code. However, the administrator may, from time to time, award compensation that is not deductible under Section 162(m).

THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE 2008 INCENTIVE STOCK OPTION PLAN, AND URGES EACH SHAREHOLDER TO VOTE "FOR" APPROVAL OF THE 2008 PLAN.

         The purpose of the Plan is to provide employees and consultants of the Company and its subsidiaries with an increased incentive to make significant and extraordinary contributions to the long-term performance and growth of the Company and its subsidiaries, to join the interests of employees and consultants with the interests of the shareholders of the Company and to facilitate attracting and retaining employees and consultants of exceptional ability.

                                    ITEM III
                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors appointed Bagell, Josephs, Levine & Company, LLC as the independent auditors for the Company for the fiscal year 2008. Ratification of the appointment is not required by the laws of the State of Nevada, but the Board has decided to ascertain the position of the shareholders on the appointment. Ratification requires the affirmative vote of the holders of a majority of the outstanding Common Stock and 2006 Series of Convertible Preferred Stock, voting as a single class. A vote FOR is a vote in favor of approving the appointment of Bagell, Josephs, Levine & Company, LLC as the Company's auditors.

Audit Fees
The aggregate fees billed for each of the last two fiscal years for professional services rendered by Bagell, Josephs, Levine & Company, LLC for the audits of the Company's annual financial statements and review of financial statements included in the Company's 10-QSB filings were:

           Fiscal Period                                    Amount
           -----------------------------------        -------------------
           December 31, 2007                               $48,500
           December 31, 2006                               $37,000

In addition, the Company made other payments to Bagell, Josephs, Levine & Company, LLC as follows:

Audit-related Fees
------------------
During the fiscal years ended December 31, 2007 and December 31, 2006, the Company paid Bagell, Josephs, Levine & Company, LLC $6,560 and $20,555, respectively, for audit related services.

Tax Fees
--------
For the fiscal years ended December 31, 2007 and December 31, 2006, the Company paid Bagell, Josephs, Levine & Company, LLC $15,761 and $4,195, respectively, for tax services, including preparation of the Company's tax returns for 2007 and 2006. All

Other Fees
----------
None.

The Company does not expect a representative of Bagell, Josephs, Levine & Company, LLC to be present at the Annual Meeting.


THE BOARD OF DIRECTORS RECOMMENDS THE APPROVAL OF THE APPOINTMENT OF BAGELL, JOSEPHS, LEVINE & COMPANY, LLC AS THE COMPANY'S AUDITORS AND URGES EACH SHAREHOLDER TO VOTE "FOR" APPROVAL OF THE APPOINTMENT.

                             ADDITIONAL INFORMATION
                             ----------------------

SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
Shareholder proposals for the 2009 Annual Meeting, which is expected to be held in May, 2009, must be received no later than January 15, 2009 to be considered for inclusion in the Company's 2009 proxy materials. All shareholder proposals should be submitted to the Secretary of the Company.

OTHER MATTERS
The Board of Directors does not intend to present to the meeting any matters not referred to in the form of Proxy. No shareholder proposals were submitted for inclusion in this Proxy Statement. If any proposal not set forth in the Proxy Statement is properly presented for action at the meeting, it is intended that the shares represented by proxies will vote with respect to such matters in accordance with the judgment of the persons voting them.


                                        By Order of the Board of Directors,


                                        /s/ Frank G. Pringle

                                        Frank G. Pringle
                                        President
                                        Dated: April 23, 2008
                                        West Berlin, New Jersey

                           GLOBAL RESOURCE CORPORATION

                        2008 INCENTIVE STOCK OPTION PLAN


I. PURPOSE.

         The purpose of this Global Resource Corporation 2008 Incentive Stock Option Plan is to enable Global Resource Corporation (the "Corporation") to attract and retain qualified officers, other key employees and non-employee directors, and to provide an incentive for such officers, key employers and directors of the Corporation to expand and improve the profits and prosperity of the Corporation.

II. DEFINITIONS.

         The following terms shall have the meanings shown:

         2.1 "Administrator" shall mean the Board of Directors or, if the Board of Directors has delegated its authority to administer this Plan to a committee pursuant to Article VIII hereof, the Committee.

         2.2 "Board of Directors" shall mean the Board of Directors of the Corporation.

         2.3 "Code" shall mean the Internal Revenue Code of 1986, as the same shall be amended from time to time.

         2.4 "Committee" shall mean the Compensation Committee of the Board of Directors, or such other Committee as the Board may appoint to administer this Plan. Grants to Named Executive Officers shall be approved by the Committee only if all members of the Committee are directors who qualify as "non-employee directors" of the Corporation within the meaning of Rule 16b-3 and as "outside directors" within the meaning of Treasury Regulation 1.162-27(e)(3).

         2.5 "Common Stock" shall mean the common stock, par value $.001 per share, of the Corporation, except as provided in Section 6.2 of the Plan.

         2.6 "Consultant" shall mean any individual engaged to perform services for the Corporation or any of its Subsidiaries on a regular and on-going basis who is not a common law employee of the Corporation.

         2.7 "Date of Grant" shall mean the date specified by the Administrator on which a grant of Options shall become effective. The Date of Grant shall not be earlier than the date on which the Administrator takes action with respect thereto.


         2.8 "Employee" means any person performing services for the Corporation or any Subsidiary as a common law employee. The Administrator may, in its discretion, treat any individual as an Employee for purposes of this Plan even if he or she is not employed by the Corporation, as long as he or she could properly be classified as a common law employee of the Corporation or a Subsidiary for payroll tax purposes.

         2.9 "Fair Market Value" shall mean the fair market value of a share of Common Stock of the Corporation as determined by the Administrator. For periods when the Common Stock is publicly traded, this shall be determined by reference to the closing price or to the mean between the closing dealer bid and asked prices for the Common Stock, as reported on any stock exchange on which the Common Stock is then traded, on the preceding business day on which such prices were quoted. For periods in which no trades or quotations have been reported for at least five (5) business days, the Fair Market Value may be determined by reference to an average of the closing or trading prices reported during the prior month or in such other manner as the Administrator may deem to be an appropriate method of estimating the current market value.

         2.10 "ISOs" shall mean stock options granted by the Corporation which are intended to qualify as incentive stock options under Section 422 of the Code.

         2.11 "Named Executive Officer" shall mean the Corporation's Chief Executive Officer and the four highest compensated officers (other than the Chief Executive Officer), as determined pursuant to the executive compensation disclosure rules of Item 402 of Regulation S-K under the Securities Exchange Act of 1934.

         2.12 "Nonemployee Director" shall mean a member of the Board of Directors who is not an employee or Consultant of the Corporation or any Subsidiary.

         2.13 "Nonstatutory Options" shall mean stock options which are not intended to qualify as ISOs.

         2.14 "Option Agreement" shall mean a written agreement between the Corporation and a Participant who has been granted Options under this Plan.

         2.15 "Option Price" shall mean, with respect to any Option, the amount designated in a Participant's Option Agreement as the price per share he or she will be required to pay to exercise the Option and acquire the shares subject to such Option.

         2.16 "Options" shall mean any rights to purchase shares of Common Stock granted pursuant to Article IV of this Plan, including both ISOs and Nonstatutory Options.

         2.17 "Participant" shall mean any current or former employee, Consultant or director of the Corporation or a Subsidiary who has been granted Options under the terms of this Plan.

         2.18 "Plan" shall mean this Global Resource Corporation 2008 Stock Option Plan, as the same may be amended from time to time.

         2.19 "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934,as amended from time to time.

         2.20 "Subsidiary" shall mean any corporation which, on the date of determination, qualifies as a subsidiary corporation of the Corporation under
Section 425(f) of the Code.

         2.21 "Ten Percent Stockholder" shall mean any Participant who at the time an ISO is granted owns (within the meaning of Section 425(d) of the Code) more than ten percent of the voting power of all classes of stock of the Corporation.

III. ELIGIBILITY.

         3.1 Key Employees. The Administrator may grant Options under this Plan to any officer or other key employee of the Corporation or of any Subsidiary. ..In granting such Options and determining their form and amount, the Administrator shall give consideration to the functions and responsibilities of the individual, his or her potential contributions to profitability and sound growth of the Corporation and such other factors as the Administrator may, in its discretion, deem relevant.

                  The Administrator may also grant Options to Consultants. In granting such Options and determining their form and amount, the Administrator shall consider the extent of the individual's relationship to the Corporation, his or her potential contributions to its financial success, the potential adverse accounting consequences to the Corporation of stock option grants to Consultants, and such other factors as the Administrator may, in its discretion, deem to be relevant.

         3.2 Named Executive Officers. Notwithstanding Section 3.1, no Named Executive Officer shall be granted Options unless the grant has been approved in advance by the Compensation Committee of the Board of Directors or another Committee satisfying the requirements stated in Section 2.4.

         3.3 Directors. Members of the Board of Directors who are employees or Consultants of the Corporation shall be eligible for Options under this Plan on the same terms as other officers. Other members of the Board of Directors shall be eligible for Options only to the extent specified in this Section 3.3, as it may be amended from time to time by the Board of Directors.

IV. OPTIONS.


         4.1 Terms and Conditions. The Administrator may, in its sole discretion, from time to time grant Options to any officer, key employee or Consultant of the Corporation or any one of its Subsidiaries. The grant of an Option to an eligible officer, employee or Consultant shall be evidenced by a written Option Agreement in substantially the form approved by the Administrator. Such Option shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the terms of this Plan, as the Administrator (or, in the case of a Named Executive Officer, the Compensation Committee) may deem appropriate.

         (a) Shares Covered. The Administrator shall, in its discretion, determine the number of shares of Common Stock to be covered by the Options granted to any Participant. The maximum number of shares of Common Stock with respect to which Options may be granted to any employee during any one calendar year is 100,000 shares.

         (b) Exercise Period. The term of each Option shall be for such period as the Administrator shall determine, but for not more than ten years from the Date of Grant thereof. The Administrator shall also have the discretion to determine when each Option granted hereunder shall become exercisable, and to prescribe any vesting schedule limiting the exercisability of such Options as it may deem appropriate. The Administrator shall have the discretion to prescribe such vesting schedules based on achievement of corporate or individual performance targets as it may deem to be appropriate, in addition to vesting schedules based upon periods of continued employment. If no other vesting schedule is specified by the Administrator, a grant of Options shall vest and become exercisable in five (5) equal annual installments, with successive installments vesting, on the Date of Grant and the first four anniversaries of the Date of Grant.

         (c) Option Price. The Option Price payable for the shares of Common Stock covered by any Option shall be determined by the Administrator but shall in no event be less than the Fair Market Value of a share of Common Stock on the Date of Grant.

         (d) Exercise of Options. A Participant may exercise his or her Options from time to time by written notice to the Corporation of his or her intent to exercise the Options with respect to a specified number of shares. The specified number of shares will be issued and transferred to the Participant upon receipt by the Corporation of (i) such notice and (ii) payment in full for such shares, and (iii) receipt of any payments required to satisfy the Corporation's tax withholding obligations pursuant to Article V.

         (e) Payment of Option Price Upon Exercise. Each Option Agreement shall provide that the Option Price for the shares with respect to which an Option is exercised shall be paid to the Corporation at the time of exercise. This payment generally must be made in the form of cash. Alternatively, if the Participant owns fewer than the lesser of either (i) 50,000 shares of the Corporation's Common Stock, or (ii) one percent (1%) of the issued and outstanding shares of Common Stock of the Corporation calculated as of the date of exercise (the "Amount Held", and, for purposes of this paragraph, the calculation of the Participant's Amount Held shall include all vested Options), the Corporation may accept as payment of the Option Price:

         (1) delivery of stock certificates for whole shares of Common Stock already owned by the Participant for at least six months (at the time of exercise), valued at their Fair Market Value on the business day immediately preceding the date of exercise;

         (2) delivery of a signed, irrevocable notice of exercise, accompanied by payment in full of the Option Price by the Participant's stockbroker and an irrevocable instruction to the Corporation to deliver the shares of Common Stock issuable upon exercise of the Option promptly to the Participant's stockbroker for the Participant's account;

         (3) an instruction to withhold as payment of the Option Price a portion of the shares of Common Stock issuable under the Option with a Fair Market Value (valued as of the business day immediately preceding the date of exercise) equal to the Option Price (provided that the amount paid in cash shall not be less than the par value of the shares issuable upon such exercise); or

         (4) any combination of the above methods equal to the total Option Price for the shares; provided that, the Corporation may refuse to accept any such alternative method of payment of the Option Price to the extent it determines in good faith that such method of exercise would violate the federal securities laws, including Rule 16b-3, Section 402 of the Sarbanes-Oxley Act or rules regulating margin loans.

         4.2 Effect of Termination of Employment, Retirement, Disability or
Death.

         (a) If a Participant's employment (or other relationship, in the case of a Consultant or Director) with the Corporation is involuntarily terminated, or is terminated by the Participant without the Corporation's express consent, for any reason other than retirement, disability or death, his or her unvested Options shall terminate upon the date of the termination of employment, unless the Administrator decides, in its sole discretion, to waive this termination and causes the Participant's Option Agreement to provide for an extended exercise period after such termination.

         (b) Any Option Agreement may include such provisions as the Administrator deems advisable with respect to the Participant's right to exercise his or her vested Options subsequent to termination of employment, provided that if the Participant's Option Agreement contains no other provision on this point, the Participant's right to exercise the vested Options shall terminate ninety (90) days after the date of termination of the Participant's employment. No ISO shall be exercisable at any time more than ninety (90) days after the date of termination of employment, except as provided in Section 4.2(c) or (d).


         (c) Option Agreements may provide for an extended period of continued exercisability following the Participant's retirement or other termination with the consent of the Corporation, or subsequent to termination of the Participant's employment by reason of total and permanent disability (within the meaning of Section 22(e)(3) of the Code); provided, that, in no event shall any Option be exercisable after the fixed termination date set forth in the Participant's Option Agreement pursuant to Section 4.1(b). No ISO shall be exercisable at any time subsequent to the expiration of the period of ninety
(90) days from the date of termination of employment, or the period of twelve
(12) months from the date of termination of the Participant's employment (or other relationship with the Corporation) by reason of total and permanent disability, as the case may be. A termination of employment shall be considered retirement if the Participant has reached normal retirement age under the Corporation's retirement plan, or as otherwise mutually agreed by the Participant and the Administrator.

         (d) Any Option Agreement may, in the Administrator's sole discretion, provide that, in the event the Participant dies while in the employ of the Corporation (or while serving as an active Consultant), or while he or she has the right to exercise his or her Options under the preceding Sections 4.2(b) or
(c), the Options may be exercised (to the extent it had become exercisable prior to the time of the Participant's death), during such period of up to one year after date of the Participant's death as the Administrator deems to be appropriate, by the personal representative of the Participant's estate, or by the person or persons to whom the Options shall have been transferred by will or by the laws of descent and distribution.

         (e) For purposes of this Section 4.2, a Participant's employment with the Corporation shall be considered to terminate on the last day for which the Participant is paid through the Corporation's payroll, unless the Administrator expressly determines that another date should be used as the date of termination of employment. The Administrator shall determine the date of termination of any Participant, based on its judgment as to when the Participant is no longer employed as a common law employee or Consultant of the Corporation or any Subsidiary. Part-time or non-exclusive employment by the Corporation may be considered employment by the Corporation as long as the Participant is treated as an Employee for purposes of FICA and payroll taxes, as shall employment by a Subsidiary. In addition, the Administrator shall have full discretion to determine whether a Participant's reduction in hours, medical or disability leave, FMLA leave, absence on military or government service, or other authorized leave of absence, shall constitute a termination of employment for purposes of this Plan. Any such determination of the Administrator shall be final and conclusive, unless overruled by the Board of Directors.

         4.3 Designation of Options as Incentive Stock Options. The Administrator may, in its discretion, specify that any Options granted to a Participant who is an employee of the Corporation or any Subsidiary shall be ISOs qualifying under Code Section 422. Each Option Agreement which provides for the grant of ISOs shall designate that such Options are intended to qualify as ISOs. Each provision of the Plan and of each Option Agreement relating to an Option designated as an ISO shall be construed so that such Option qualifies as an ISO, and any provision that cannot be so construed shall be disregarded.

                  Any Options granted under this Plan which are designated as ISOs shall comply with the following additional requirements:

         (a) The aggregate Fair Market Value (determined at the time an ISO is granted) of the shares of Common Stock (together with all other stock of the Corporation and all stock of any Subsidiary) with respect to which the ISOs may first become exercisable by an individual Participant during any calendar year, under all stock option plans of the Corporation (or any Subsidiaries) shall not exceed $100,000. To the extent this limitation would otherwise be exceeded, the Option shall be deemed to consist of an ISO for the maximum number of shares which may be covered by ISOs pursuant to the preceding sentence, and a Nonstatutory Option for the remaining shares subject to the Option.

         (b) The Option Price payable upon the exercise of an ISO shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant.

         (c) In the case of an ISO granted to a Participant who is a Ten Percent Stockholder, the period of the Option shall not exceed five years from the Date of Grant, and the Option Price shall not be less than 110 percent of the Fair Market Value of Common Stock on the Date of Grant.

         (d) No ISO granted under this Plan shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. During the life of the Participant, any ISO shall be exercisable only by the Participant.

         (e) Any ISO granted under the Plan shall terminate no more than one (1) year after termination of the Participant's employment as an Employee or after the date of any termination of employment by reason of the Participant's death or disability.

         4.4 Authority to Make Adjustments. The Administrator may make such adjustments to the terms of such Options as it may deem necessary or appropriate in connection therewith, including amending the Option Agreement to recognize that all or a portion of the Options no longer qualify as ISOs under Section 4.3.

         4.5 Non-Assignability. Options granted under this Plan shall generally not be assignable or transferable by the Participant, except by will or by the laws of descent and distribution, or as described in the next paragraph.

                  Notwithstanding the foregoing, the Administrator may, in its discretion, permit a Participant to transfer all or a portion of his or her Options to members of his or her immediate family, to trusts for the benefit of members of his immediate family, or to family partnerships or limited liability companies in which immediate family members are the only partners, provided that the Participant may receive no consideration for such transfers, and that such Options shall still be subject to termination in accordance with Section 4.2 above in the hands of the transferee.

         4.6 Covenants Not to Compete. The Administrator may, in its discretion, condition any Option granted to an Employee, Consultant or director on such Participant's agreement to enter into such covenant not to compete with the Corporation as the Administrator may deem to be desirable. Such covenant not to compete shall be set forth in the Participant's Option Agreement, and the Option Agreement shall provide that the Option shall be forfeited immediately, whether otherwise vested or not, if the Administrator determines that the Participant has violated his or her covenant not to compete. In addition, in the Administrator's discretion, the Participant's Option Agreement may also provide that if the Participant breaches his or her covenant not to compete, the Corporation shall have the right to repurchase any shares of Common Stock previously issues to the Participant pursuant to an exercise of the Option, at a repurchase price equal to the Option Price paid by the Participant.

V. TAX WITHHOLDING.

         5.1 Withholding Taxes. The Corporation shall have the right to require Participants who are employees to remit to the Corporation an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery of any shares of Common Stock under the Plan. If a Participant sells, transfers, assigns or otherwise disposes of shares of Common Stock acquired upon the exercise of an ISO within two (2) years after the date on which the ISO was granted or within one (1) year after the receipt of the shares of Common Stock by the Participant, the Participant shall promptly notify the Corporation of such disposition and the Corporation shall have the right to require the Participant to remit to the Corporation the amount necessary to satisfy any federal, state and local tax withholding requirements imposed on the Corporation by reason of such disposition.

         5.2 Methods of Withholding. Amounts which the Corporation is entitled to withhold pursuant to Section 5.1, may, at the election of the Participant and with the approval of the Administrator, be (i) paid in cash by the Participant,(ii) withheld from the Participant's salary or other compensation payable by the Corporation, or (iii) withheld in the form of shares of Common Stock otherwise issuable to the Participant upon exercise of an Option that have a Fair Market Value on the date on which the amount of tax to be withheld is determined (the "Tax Date") not less than the minimum amount of tax the Corporation is required to withhold, or (iv) paid by means of the Participant's delivery to the Corporation of shares of Common Stock already held by the Participant that have a Fair Market Value on the Tax Date not greater than the minimum amount of tax the Corporation is required to withhold, or (v) in any other form mutually satisfactory to the Administrator and the Participant, provided that any such method of satisfying the Participant's obligation does not violate any federal or state law, including Section 402 of the Sarbanes-Oxley Act. A Participant's election to have shares of Common Stock withheld that are otherwise issuable shall be in writing, shall be irrevocable upon approval by the Administrator, and shall be delivered to the Corporation prior to the Tax Date with respect to the exercise of an Option.

VI. AGGREGATE LIMITATION ON SHARES OF COMMON STOCK.

         6.1 Number of Shares of Common Stock. Shares of Common Stock which may be issued pursuant to Options granted under the Plan may be either authorized and unissued shares of Common Stock or of Common Stock held by the Corporation as treasury stock. The number of shares of Common Stock which may be issued under this Plan shall not exceed a total of 2,500,000 shares of Common Stock, subject to such adjustments as may be made pursuant to Section 6.2. Further, the Options granted to all Participants during a single calendar year shall be limited so that such Options shall in no event cover more than a maximum of 200,000 shares of Common Stock (subject to such adjustments as may be made pursuant to Section 6.2).

                  For purposes of this Section 6.1, upon the exercise of an Option, the number of shares of Common Stock available for future issuance under the Plan shall be reduced by the number of shares actually issued to the Participant, exclusive of any shares withheld for payment of taxes.

                  Any shares of Common Stock subject to an Option which for any reason is cancelled, terminates unexercised or expires shall again be available for issuance under the Plan.

         6.2 Adjustments of Stock. The Administrator shall proportionately adjust the number of shares of Common Stock which may be issued under this Plan, the number of shares of Common Stock subject to Options theretofore granted under this Plan and the Option Price of such Options, in the event of any change or changes in the outstanding Common Stock of the Corporation by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or any similar transaction, and make any and all other adjustments deemed appropriate by the Administrator to prevent substantial dilution or enlargement of the rights granted to any Participant.

                  New option rights may be substituted for the Options granted under the Plan, or the Corporation's duties as to Options outstanding under the Plan may be assumed by another corporation or by a parent or subsidiary (within the meaning of Section 425 of the Code) of such other corporation, in connection with any merger, consolidation, acquisition, separation, reorganization, liquidation or like occurrence in which the Corporation is involved. In the event of such substitution or assumption, the term Common Stock shall thereafter include the stock of the corporation granting such new option rights or assuming the Corporation's duties as to such Option.

         6.3 Dissolution or Merger. Upon dissolution or liquidation of the Corporation, or upon a merger or consolidation in which the Corporation is not the surviving corporation, all Options outstanding under the Plan shall terminate; provided, however, that each Participant (and each other person entitled under this Plan to exercise an Option) shall have the right, immediately prior to such dissolution or liquidation, or such merger or consolidation, to exercise such Participant's Options in whole or in part, but only to the extent that such Options are otherwise exercisable under the terms of the Plan.

VII. MISCELLANEOUS.

         7.1 General Restriction. Any Option granted under this Plan shall be subject to the requirement that, if at any time the Board of Directors shall determine that any registration of the shares of Common Stock, or any consent or approval of any governmental body, or any other agreement or consent, is necessary as a condition of the granting of an Option, or the issuance of Common Stock in satisfaction thereof, such Option or Common Stock will not be issued or delivered until such requirement is satisfied in a manner acceptable to the Administrator.

         7.2 Investment Representation. If the Administrator determines that a written representation is necessary in order to secure an exemption from registration under the Securities Act of 1933, the Administrator may demand that the Participant deliver to the Corporation at the time of any exercise of any Option, any written representation that Administrator determines to be necessary or appropriate for such purpose, including but not limited to a representation that the shares to be issued are to be acquired for investment and not for resale or with a view to the distribution thereof. If the Administrator makes such a demand, delivery of a written representation satisfactory to the Administrator shall be a condition precedent to the right of the Participant to acquire such shares of Common Stock.

         7.3 No Right to Employment. Nothing in this Plan or in any agreement entered into pursuant to it shall confer upon any participating employee the right to continue in the employment of the Corporation or affect any right which the Corporation may have to terminate the employment of such participating employee.

         7.4 Non-Uniform Determinations. The Administrator's determinations under this Plan (including, without limitation, its determinations of the persons to receive Options, the form, amount and timing of such awards and the terms and provisions of such awards) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, awards under this Plan, whether or not such Participants are similarly situated.

         7.5 No Rights as Stockholders. Participants granted Options under this Plan shall have no rights as stockholders of the Corporation as applicable with respect thereto unless and until certificates for shares of Common Stock are issued to them.

         7.6 Transfer Restrictions. The Administrator's may determine that any Common Stock to be issued by the Corporation upon the exercise of Options shall be subject to such further restrictions upon transfer as the Administrator determines to be appropriate.

         7.7 Fractional Shares. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Administrator may provide for the elimination of fractions or for the settlement thereof in cash.

VIII. ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors unless the Board has delegated its authority to a Committee consisting of such members as may be appointed by the Board of Directors from time to time. Notwithstanding the preceding sentence, the Board of Directors may delegate its authority with respect to Named Executive Officers only to the Compensation Committee. With respect to other Participants, the members of the Committee need not be members of the Board of Directors, and shall serve at the pleasure of the Board of Directors.

         (b) Except as provided in Section 3.2, the Committee shall have the authority, in its sole discretion, from time to time: (i) to grant Options, to officers, key employees, and Consultants of the Company, as provided for in this Plan; (ii) to prescribe such limitations, restrictions and conditions upon any such awards as the Committee shall deem appropriate; (iii) to determine the periods during which Options may be exercised as it may deem appropriate; (iv) to modify, cancel, or replace any prior Options and to amend the relevant Option Agreements with the consent of the affected Participants, including amending such agreements to amend vesting schedules, extend exercise periods or increase or decrease the Option Price for Options, as it may deem to be necessary; and
(v) to interpret the Plan, to adopt, amend and rescind rules and regulations relating to the Plan, and to make all other determinations and to take all other action necessary or advisable for the imple-mentation and administration of the Plan. With respect to any Named Executive Officer, this authority shall be transferred to the Compensation Committee, or may be exercised by the Board of Directors subject to the condition that the express approval of the Compensation Committee must be obtained.

         (c) All actions taken by the Board of Directors or Committee shall be final, conclusive and binding upon any eligible employee. No member of the Board of Directors or Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder.

         (d) Each member of the Committee shall be entitled, in good faith, to rely or act upon any report or other information furnished to him or her by any officer or other employee of the Corporation or any Subsidiary, the Corporation's independent certified public accountants, or any executive compensation consultant, counsel, or other professional retained by the Corporation to assist in the administration of the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made by him or her in good faith.

IX. AMENDMENT AND TERMINATION.

         9.1 Amendment or Termination of the Plan. The Board of Directors may at any time terminate this Plan or any part thereof and may from time to time amend this Plan as it may deem advisable; provided, however the Board of Directors shall obtain stockholder approval of any amendment for which stockholder approval is required under Section 422 of the Code, or the stockholder approval requirements imposed on the Corporation by the listing rules of any stock exchange on which the Common Stock is listed. The termination or amendment of this Plan shall not, without the consent of the Participant, affect such Participant's rights under an award previously granted.

         9.2 Term of Plan. Unless previously terminated pursuant to Section 9.1, the Plan shall terminate on the tenth anniversary of the date on which the Plan became effective, and no Options may be granted on or after such date.

                        DETACH PROXY CARD HERE AND RETURN

--------------------------------------------------------------------------------

                                      PROXY

                           GLOBAL RESOURCE CORPORATION
                          408 BLOOMFIELD DRIVE, UNIT #1
                          WEST BERLIN, NEW JERSEY 08091


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 2008


         The undersigned hereby appoints Frank G. Pringle and Jeffrey J. Andrews, and each of them, each with power to appoint his substitute, as Proxies, and hereby instructs them to represent and vote, as designated below, all the shares of Common Stock of Global Resource Corporation held of record by the undersigned on April 9, 2008 at the Annual Meeting of Shareholders to be held on May 21, 2008, or any adjournment thereof.

         This proxy when properly executed will be voted and will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR all of the nominated directors in Proposal 1 and FOR Proposals 2 and 3 and in the discretion of the proxies with respect to any other matters properly presented to the meeting.




                               (See reverse side)

                        DETACH PROXY CARD HERE AND RETURN

--------------------------------------------------------------------------------

Please indicate your vote on the following proposals:
(1) Proposal to set the Board of Directors at five (5) members and elect:
    Frank G. Pringle      |_| FOR           |_| AGAINST          |_| WITHHOLD
    Jeffrey J. Andrews    |_| FOR           |_| AGAINST          |_| WITHHOLD
    Frederick A. Clark    |_| FOR           |_| AGAINST          |_| WITHHOLD
    Kim Thorne O'Brien    |_| FOR           |_| AGAINST          |_| WITHHOLD
    Jonathan L. Simon     |_| FOR           |_| AGAINST          |_| WITHHOLD

(2) Proposal to adopt the Employees Incentive Stock Option Plan.
    |_| FOR  |_| AGAINST |_| ABSTAIN
(3) Proposal to approve the appointment of Bagell, Josephs, Levine & Company, LLC as the independent auditors for the Company for the fiscal year 2008. |_| FOR |_| AGAINST |_| ABSTAIN

                                   Please sign exactly as name appears on stock certificate(s), and date:

                                   ---------------------------------------------
                                   Date:

                                   ---------------------------------------------
                                   Signature of Owner:

                                   ---------------------------------------------
                                   Signature of Co- Owner, if any:


                                   NOTE: Please sign exactly as name appears on stock certificate(s). Where shares are held as joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.